                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



     We consent to the incorporation by reference in this Registration Statement of Virtgame.com Corp. on Form S-8 of our report dated February 5, 2001, appearing in the Annual Report on Form 10-KSB of Virtgame.com Corp. for the years ended December 31, 2000 and 1999 and to the reference to us under the heading "Experts" in such registration statement.



San Diego, California                    PANNELL KERR FORSTER
July 9, 2001                             Certified Public Accountants
                                         A Professional Corporation